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EXHIBIT 99.1
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OFFICE OF THE UNITED STATES TRUSTEE

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In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC. - CONSOLIDATED
8001 Irvine Center Drive, 4th Floor                                                         Report Number: 13
Irvine, CA  92618                                         Debtor
                                                                                            For the Period From: April 1, 2002
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: April 30, 2002
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
1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $        -
         Less: Sales Returns and Discounts                             -
            Net Sales                                                             $    176,713
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                   -
         Add: Purchases                                                -
         Less: Ending Inventory at Cost                                -
            Cost of Goods Sold                                                          60,521
                                                                                  -------------
                Gross Profit                                                                          $    116,193
                Other Operating Revenues (Specify)                                                             -
         Less: Operating Expenses:
         Officer Compensation                                       23,816
         Salaries and Wages - Other Employees                       17,849
                                                              -------------
            Total Salaries and Wages                                                    41,665
            Employees Benefits and Pensions                            -                 -
         Payroll Taxes                                               3,368
         Real Estate Taxes                                             -
         Federal and State Income Taxes                                -
                                                              -------------
            Total Taxes                                                                  3,368
         Rent and Lease Exp (Real and Personal Prop)                 4,693
         Interest Expense (Mortgage, Loan, etc)                      1,015
         Insurance                                                  11,479
         Automobile Expense                                            -
         Utilities (gas, electricity, water, telephone, etc)         1,518
         Depreciation and Amortization                              71,773
         Repairs and Maintenance                                       -
         Advertising                                                   -
         Supplies, Office Expenses, Photocopies, etc                 2,058
         Provision for Uncollectible Accounts/Bad Debts                233
         Miscellaneous Operating Expenses (specify)                 67,673
                                                              -------------
                                                                                       160,442
                                                                                  -------------
             Total Operating Expenses                                                                      205,475
                                                                                                      -------------
                    Net Gain/Loss from Business Operations                                                 (89,282)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                              316
          Other Non-Operating Revenues (Specify)                       -
          Gross Proceeds on Sale of Assets                             -
          Less: Original Cost of Assets plus Expenses of Sale          -
              Net Gain/Loss on Sale of Assets                                              -
                                                                                  -------------
          Total Non-Operating Income                                                       316
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Reorg Costs)                                     26,215
          Non-cash charge for write-down of Fixed Assets                                     -
          Non-Cash charge for write-down of License                                          -
          Other Non-Operating Expenses (Specify)                                             -
                                                                                  -------------
          Total Non-Operating Expenses                                                                      26,215
                                                                                                      -------------
                                                                                                           (25,900)
                                                                                                      -------------
  NET INCOME/LOSS FOR PERIOD                                                                          $   (115,182)
                                                                                                      =============
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2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

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                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                 97,734                 68,670
    Overdue              31-60 Days                    63,371                 55,394
    Overdue              61-90 Days                    76,665                 38,668
    Overdue              91-120 Days                     -                    28,477
    Overdue              Over 120 Days                 11,435                 77,303
                                              -----------------------------------------
    TOTAL                                        $    249,205          $     268,513
                                              -----------------------------------------
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3.  Statement of Status of Payments to Secured Creditors and Lessors:
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                                             Frequency of                               Next          Post-Petition
                                             Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                      Contract/Lease      Payment                Due           Number/Amount $
------------------------------------------------------------------------------------------------------------
Balboa Capital                                 1/month             $ 2,185              5/1/2002      0

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*Explanation for Non-Payment:

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4.  Tax Liability:
              Gross Payroll Expense for the Period:              $  60,022
              Gross Sales for Period Subject to Sales Tax:       $     -
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
                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   4/15/2002            9,106                  -
                                                                4/30/2002            8,792                  -

        State Payroll and Withholding Taxes                     4/15/2002              865                  -
                                                                4/30/2002              600                  -

        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------
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*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

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
                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other
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6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                          Legal                $  25,042
Stradling, Yocca, Carlson & Rauth         Legal                $   2,427
Winthrop Couchot                          Legal                $  79,075

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

     Quarterly            Total
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid          #        Owing
----------------------------------------------------------------------------------------------------
                       $  621,263       $   3,750

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I, Michael Neufeld, President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  05/20/2002                          /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

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FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
April 1, 2002 - April 30, 2002


     ACCOUNT                               AMOUNT
---------------------------------------------------
Bank Charges                                   653
Sales and Marketing                         66,435
Professional Fees-consulting                   176
Miscellaneous                                  408
                                        -----------
Total                                       67,673
                                        ===========

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FreeRealTime.com, Inc.
Insurance Policies



DIRECTORS & OFFICERS LIABILITY INSURANCE
----------------------------------------
Name of Insurer:              National Union Fire Ins Co
Policy #                              8742183
Coverage:                     Liability - $2,000,000, Retention - $250,000
Expiration Date:                    9/30/2002
Monthly bill:                      $12,273.85


WORKER'S COMPENSATION
---------------------
Name of Insurer:              Preferred Employers Insurance Co.
Policy #                      WKN108670-1
Coverage:                     Liability - $1 million
Expiration Date:                    12/1/2002
Annual bill:                        $4,282.00


GENERAL LIABILITY & PROPERTY INSURANCE
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Name of Insurer:              Chubb Custom Ins Co.
Policy #                           7949-12-09
Coverage:
Expiration Date:                    1/19/2003
Monthly bill:                       $2,500.00


MEDICAL INSURANCE
-----------------
Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
----------------
Name of Insurer:              Guardian Dental
Policy #                               355311
Expiration Date:                   12/31/2002
Monthly bill:                 Varies based on number of employees